UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2011

American Realty Capital Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-145949	71-1036989
(Commission File Number)	(IRS Employer Identification No.)

106 Old York Road Jenkintown, PA	19046
(Address of Principal Executive Offices)	(Zip Code)

(215) 887-2189 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 5, 2011, American Realty Capital Trust, Inc. (the “Company”) issued a press release reporting the completion of acquisitions for its portfolio of properties. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As of December 6, 2011, the Company owned interests in 478 real estate properties acquired from third parties unaffiliated with the Company or its advisor. All properties are commercial properties that are 100% leased to investment grade or other credit worthy tenants. The following is a summary of the Company’s real estate properties as of December 6, 2011 (dollars in thousands):

	Acquisition/				Remaining	Base		Annualized
	Disposal	No. of	Square	Ownership	Lease	Purchase	Capitalization	Rental
Property	Date	Buildings	Feet	Percentage	Term(1)	Price(2)	Rate(3)	Income/NOI(4)

2008 Acquisitions
FedEx	Mar. 2008	1	55,440	51%	7.0	$9,694	7.53%	$730
First Niagara	Mar. 2008	15	177,774	100%	11.1	40,976	7.48%	3,099
Rockland Trust	May-08	18	121,057	100%	9.7	32,188	7.86%	2,530
PNC Bank (5)	Sep. &	2	8,403	59%	17.2	6,664	8.21%	547
	Oct. 2008
Rite Aid	Sep. 2008	6	74,919	100%	11.6	18,576	7.79%	1,447
PNC	Nov. 2008	48	264,196	100%	7.0	40,925	7.36%	3,013
		90	701,789			149,023		11,366

2009 Acquisitions
FedEx II	Jul. 2009	1	152,640	100%	11.9	31,692	8.84%	2,803
Walgreens	Jul. 2009	1	14,820	56%	20.6	3,818	8.12%	310
CVS (6) (7)	Sep. 2009 &	10	131,105	86%	22.3	44,371	8.37%	3,713
	Sep. 2010
CVS II	Nov. 2009	15	198,729	100%	22.6	59,788	8.48%	5,071
Home Depot	Dec. 2009	1	465,600	100%	18.1	23,532	9.31%	2,192
BSFS	Dec. 2009	6	57,336	100%	12.5	15,041	9.24%	1,390
	& Jan. 2010
Advance Auto	Dec. 2009	1	7,000	100%	10.0	1,730	9.25%	160
		35	1,027,230			179,972		15,639

2010 Acquisitions
Fresenius	Jan. 2010	2	140,000	100%	10.7	12,183	9.3%	1,159
Reckitt Benckiser	Feb. 2010	1	574,106	85%	10.2	31,100	8.41%	2,668
Jack in the Box	Feb. 2010	5	12,253	100%	18.3	9,755	7.8%	781
	& Apr. 2010
BSFS II (8)	Feb. &	12	93,599	74%	12.1	25,902	8.7%	2,299
	Mar. 2010
FedEx III	Apr. 2010	1	118,796	85%	9.6	33,500	9.03%	3,087
Jared Jewelry	May 2010	3	19,534	90%	17.2	5,342	12.44%	679
Walgreens II	May 2010	1	14,820	100%	21.4	5,593	7.97%	453
IHOP	May 2010	1	5,172	100%	14.3	2,398	8.22%	201
Advance Auto II	Jun. 2010	3	19,253	100%	11.6	3,583	8.38%	308
Super Stop &	Jun. 2010	1	59,032	100%	11.3	23,350	8.18%	1,946
Shop
IHOP II	Jun. 2010	1	4,139	100%	10.3	2,255	8.87%	204
IHOP III	Jun. 2010	1	5,111	100%	19.7	3,254	9.13%	303
Jared Jewelry II	Jun. 2010	1	6,157	100%	15.2	1,589	12.78%	209
Jack in the Box II	Jun. 2010	6	14,975	100%	18.6	11,150	7.83%	892
Walgreens III	Jun. 2010	1	13,386	100%	22.4	4,968	7.61%	385
Dollar General	Jul. 2010	1	8,988	100%	13.0	1,200	9.61%	118
Tractor Supply	Jul. &	4	76,038	100%	13.5	10,892	8.98%	978
	Aug. 2010
Advance Auto III	Jul. 2010	3	19,752	100%	11.7	4,287	8.35%	358
CSAA/CVS	Aug. 2010	1	15,214	100%	21.2	4,859	7.24%	352

	Acquisition/				Remaining	Base		Annualized
	Disposal	No. of	Square	Ownership	Lease	Purchase	Capitalization	Rental
Property	Date	Buildings	Feet	Percentage	Term(1)	Price(2)	Rate(3)	Income/NOI(4)
2010 Acquisitions (continued)
CSAA/First Fifth Bank (9)	Aug. 2010	2	8,252	100%	16.3	6,199	8.39%	520
CSAA/Walgreens	Aug. 2010	5	84,263	100%	21.2	26,864	7.3%	1,961
CSAA/Chase Bank (9)	Aug. 2010	2	8,030	100%	25.4	6,496	9.3%	604
CSAA/Home Depot (9)	Sep. 2010	1	107,965	100%	16.2	8,720	7.12%	621
IHOP IV	Sep. 2010	19	87,009	100%	13.0	30,000	9.44%	2,833
O’Reilly Auto	Sep. 2010	1	9,500	100%	8.3	2,450	8.73%	214
Walgreens IV	Sep. 2010	1	14,477	100%	23.4	6,439	7.75%	499
Walgreens V	Sep. 2010	1	13,580	100%	22.2	4,767	7.95%	379
Kum & Go	Sep. 2010	14	67,310	100%	13.4	22,515	9.21%	2,074
FedEx IV	Sep. 2010	1	43,762	100%	8.7	3,576	8.28%	296
AutoZone	Sep. 2010	4	28,880	100%	14.7	10,228	8.4%	859
Brownshoe	Oct. 2010	1	351,723	100%	18.1	23,849	9.89%	2,358
Payless	Oct. 2010	1	801,651	100%	13.4	44,924	9.37%	4,211
Saint Joseph’s Mercy Medical	Oct. 2010	3	46,706	100%	12.3	9,838	7.79%	766
Advance Auto IV	Nov. 2010	1	6,124	100%	13.8	1,270	8.35%	106
Kum and Go II	Nov. 2010	2	8,008	100%	19.0	2,895	9.5%	275
Tractor Supply II	Nov. 2010	3	57,368	100%	13.9	2,388	9.09%	218
FedEx V	Nov. 2010	1	29,410	100%	8.8	2,800	8.29%	232
Walgreens VI	Dec. 2010	7	102,930	100%	22.5	40,071	7%	2,805
FedEx VI	Dec. 2010	1	142,160	100%	12.1	28,600	7.92%	2,264
Dollar General II	Dec. 2010	1	9,100	100%	14.3	1,281	8.98%	115
FedEx VII	Dec. 2010	1	101,350	100%	12.7	18,800	7.41%	1,393
FedEx VIII	Dec. 2010	4	116,689	100%	6.7	10,891	8.2%	893
BB&T	Dec. 2010	1	3,635	100%	8.1	3,781	7.88%	298
Walgreens VII	Dec. 2010	1	14,490	100%	11.4	2,950	8.85%	261
FedEx IX	Dec. 2010	1	64,556	100%	8.5	6,012	8.28%	498
Dollar General III	Dec. 2010	3	27,128	100%	13.9	2,867	8.72%	250
Tractor Supply III	Dec. 2010	1	18,860	100%	13.3	4,825	8.87%	428
DaVita Dialysis	Dec. 2010	1	12,990	100%	7.7	2,848	8.15%	232
Dollar General IV	Dec. 2010	1	9,167	100%	13.6	1,236	8.98%	111
		133	3,579,204			537,540		45,954

2011 Acquisitions
Lowes (9)	Jan. 2011	1	141,393	100%	14.6	10,018	6.74%	675
Citizens	Jan. 2011	2	14,307	100%	7.2	3,811	9.11%	347
QuickTrip	Jan. 2011	1	4,555	100%	12.3	3,330	8.74%	291
Dillons	Jan. 2011	1	56,451	100%	7.9	5,075	7.8%	396
Wawa	Jan. 2011	2	12,433	100%	15.4	17,209	7%	1,205
Walgreens VIII	Jan. 2011	9	122,963	100%	23.3	54,569	6.86%	3,742
DaVita Dialysis II	Feb. 2011	4	23,154	100%	10.5	8,013	8.9%	713
CVS III	Feb. 2011	1	13,338	100%	25.2	5,199	7.25%	377
Citigroup, Inc.	Feb. 2011	1	64,036	100%	13.8	27,275	7%	1,910
Coats & Clark	Feb. 2011	1	401,512	100%	9.1	9,523	9.84%	937
Walgreens IX	Feb. 2011	1	13,569	100%	21.9	5,460	7.34%	401
Express Scripts	Mar. 2011	2	416,141	100%	7.5	51,281	9.02%	4,623
DaVita Dialysis III	Mar. 2011	1	18,185	100%	11.5	6,565	7.72%	507

	Acquisition/				Remaining	Base		Annualized
	Disposal	No. of	Square	Ownership	Lease	Purchase	Capitalization	Rental
Property	Date	Buildings	Feet	Percentage	Term(1)	Price(2)	Rate(3)	Income/NOI(4)
2011Acquisitions (continued)
Dollar General V	Mar. 2011	6	55,363	100%	14.2	5,195	8.84%	459
Wal-Mart	Mar. 2011	1	183,442	100%	7.4	12,633	7.15%	903
Kohl’s	Mar. 2011	1	88,408	100%	14.2	10,182	7.15%	728
Texas Instruments	Mar. 2011	1	125,000	100%	9.0	32,000	7.88%	2,522
Sam’s Club (9)	Mar. 2011	1	141,583	100%	13.8	12,821	6.64%	851
CVS IV	Mar. 2011	1	13,225	100%	23.2	5,330	7.95%	424
Walgreens X	Mar. 2011	2	27,760	100%	18.7	9,000	7.46%	671
CVS V	Mar. 2011	1	12,900	100%	22.2	5,759	7.29%	420
Provident Bank	Mar. 2011	1	2,950	100%	22.2	2,589	9.15%	237
Dillons II	Mar. 2011	1	63,858	100%	9.8	6,420	7.49%	481
FedEx X	Mar. & May 2011	2	204,157	100%	13.7	32,200	7.98%	2,570
3M	Mar. 2011	1	650,760	100%	9.4	44,800	7.35%	3,294
Bojangles	Mar. 2011	13	47,865	100%	11.5	24,789	8.85%	2,193
Tractor Supply II	Mar. 2011	2	38,194	100%	14.2	5,103	9.07%	463
Dollar General VI	Apr. 2011	2	18,428	100%	14.4	1,856	9%	167
Dollar General VII	Apr. 2011	2	18,340	100%	14.4	2,093	8.98%	188
O'Reilly Auto II	Apr. 2011	1	8,154	100%	11.2	1,894	8.92%	169
Walgreens XI	Apr. 2011	1	14,550	100%	23.6	4,993	7.35%	367
DaVita Dialysis IV	Apr. 2011	1	6,020	100%	8.0	2,061	8.88%	183
Whirlpool	Apr. 2011	1	750,000	100%	9.3	19,837	8.1%	1,606
Wrangler	Apr. 2011	1	316,800	100%	9.1	17,286	8.2%	1,417
Walgreens XII	Apr. 2011	1	13,605	100%	22.2	4,380	8.2%	359
7-Eleven	May 2011	1	3,074	100%	8.9	2,950	8.24%	243
BSFS III	May 2011	1	7,864	100%	14.1	2,661	8.53%	227
Kohls II	May 2011	1	64,250	100%	19.2	6,398	7.5%	480
National Tire & Battery	May 2011	3	33,920	100%	13.8	5,921	8.16%	483
CVS VI	May 2011	1	13,224	100%	23.2	9,110	7.21%	657
BSFS IV	May 2011	3	22,904	100%	13.0	8,539	8.6%	734
FedEx XI	May 2011	1	125,502	100%	10.3	39,000	7.94%	3,095
Pep Boys	May 2011	3	60,140	100%	11.7	12,951	8.68%	1,124
Tops Market	May 2011	1	57,833	100%	11.3	10,956	7.61%	834
7-Eleven II	May 2011	1	2,940	100%	9.1	2,105	7.55%	159
General Electric	May 2011	1	484,348	100%	7.3	23,688	7.62%	1,806
Wal-Mart II	May 2011	1	151,925	100%	7.2	12,415	8.01%	995
USPS	May 2011	1	39,297	100%	13.4	7,260	6.79%	493
Walgreens XIII	May 2011	2	27,195	100%	16.7	9,819	7.25%	712
Walgreens XIV	Jun. 2011	1	14,820	100%	21.5	3,986	7.15%	285
Mrs. Bairds	Jun. 2011	2	30,120	100%	7.8	3,169	8.36%	265
Walgreens XV	Jun. 2011	1	14,480	100%	21.5	4,912	7.13%	350
O'Reilly’s III	Jun. 2011	1	8,160	100%	11.4	2,000	8.7%	174
FedEx XII	Jun. 2011	1	182,326	100%	11.4	35,000	7.79%	2,726
Walgreens XVI	Jun. 2011	6	52,400	100%	22.2	51,160	6.63%	3,392
VA Clinic (10)	Jun. 2011	1	10,768	100%	9.2	3,190	8.31%	265
BSFS V	Jun. 2011	1	159,797	100%	10.4	9,040	8.53%	771
Tractor Supply IV	Jun. 2011	1	19,097	100%	11.5	1,750	13.94%	244
O'Reilly's IV	Jun. 2011	2	16,000	100%	11.3	3,724	8.75%	326
Trader Joe's	Jun. 2011	1	31,920	100%	10.1	5,550	12.16%	675
Dollar General VIII	Jul. & Aug. 2011	3	27,152	100%	14.7	2,850	8.74%	249
Dollar General IX	Jul. 2011	1	9,348	100%	14.7	885	9.04%	80

	Acquisition/				Remaining	Base		Annualized
	Disposal	No. of	Square	Ownership	Lease	Purchase	Capitalization	Rental
Property	Date	Buildings	Feet	Percentage	Term(1)	Price(2)	Rate(3)	Income/NOI(4)
2011Acquisitions (continued)
GSA I (10)	Jul. 2011	1	10,784	100%	7.2	6,025	8.28%	499
Lockheed Martin	Jul. 2011	1	102,466	100%	8.1	13,048	8.05%	1,050
FedEx XIII	Jul. 2011	4	274,602	100%	8.2	27,615	7.96%	2,199
GSA II (10)	Aug. 2011	1	10,803	100%	8.8	4,546	7.81%	355
Dollar General X	Aug. & Sep. 2011	6	55,200	100%	14.7	5,418	8.84%	479
PetSmart	Aug. 2011	1	1,000,375	100%	10.6	48,648	7.55%	3,672
GSA III (10)	Aug. 2011	1	11,190	100%	14.7	4,355	7.94%	346
Verizon	Aug. 2011	1	40,000	100%	10.0	12,600	8.27%	1,042
CVS VI	Aug. 2011	1	11,945	100%	17.2	2,805	7.45%	209
Renal Advantage	Aug. 2011	9	74,457	100%	11.6	19,010	9.65%	1,834
GSA IV (10)	Aug. 2011	1	23,485	100%	9.4	7,424	8.45%	627
Lowes II	Aug. 2011	1	135,197	100%	9.3	15,000	7.33%	1,099
GSA V (10)	Aug. 2011	1	64,455	100%	7.1	7,250	8.08%	586
CVS VII	Sep. 2011	1	10,885	100%	10.2	2,820	8.19%	231
Sealy	Sep. 2011	1	257,000	100%	12.0	17,944	8.95%	1,606
GSA VI (10)	Sep. 2011	1	34,285	100%	14.7	8,590	8.07%	693
GSA VII (10)	Sep. 2011	1	25,508	100%	14.7	6,642	8.6%	571
GSA VIII (10)	Oct. 2011	1	29,150	100%	9.3	4,775	8.06%	385
GSA IX (10)	Oct. 2011	1	17,629	100%	9.9	6,750	8.22%	555
GSA X (10)	Oct. 2011	1	43,596	100%	11.9	13,000	7.75%	1,007
Reliant Rehab Hospital	Oct. 2011	1	65,141	100%	18.9	32,300	10.28%	3,322
ConAgra Data Center	Oct. 2011	1	65,000	100%	13.7	20,000	8.24%	1,648
GSA XI (10)	Oct. 2011	1	30,762	100%	14.6	9,000	7.99%	719
Dollar General XI	Oct. 2011	2	18,225	100%	14.8	1,926	8.31%	160
Dollar General XII	Oct. & Nov. 11	41	377,991	100%	14.5	41,881	8.23%	3,447
Whirlpool II	Nov. 2011	1	700,350	100%	9.9	23,148	7.5%	1,736
Dollar General XIII	Nov. 2011	1	9,234	100%	14.8	932	8.8%	82
FedEx XIV	Nov. 2011	1	81,612	100%	10.3	4,592	9.49%	436
FedEx XV	Nov. 2011	1	252,505	100%	15.1	56,000	7.49%	4,194
FedEx Ground XVI	Nov. 2011	1	194,262	100%	10.1	20,000	7.6%	1,520
Autozone II	Nov. 2011	1	6,813	100%	14.5	1,325	7.62%	101
Aaron’s 18-Pack	Dec. 2011	18	214,739	100%	10.9	25836	8.45%	2,184
		220	10,023,849			1,222,743		97,234

Other investments (11)						29,625
Total investment portfolio		478	15,332,072		13.7	$2,118,903	8.15	$170,193

_________

(1)
Remaining lease term as of November 30, 2011, in years. If the portfolio has multiple locations with varying lease expirations, remaining lease term is calculated on a weighted-average basis. Total remaining lease term is an average of the remaining lease term of the total portfolio.

(2)
Contract purchase price excluding acquisition and transaction-related costs. Acquisition and transaction-related costs include legal costs, acquisition fees paid to the Advisor and closing costs on the property.

(3)
Annualized rental income on a straight-line basis or annualized net operating income (“NOI”) as applicable, divided by base purchase price. Total capitalization rate is an average of the capitalization rate of the total portfolio.

(4)
Annualized rental income/NOI for net leases is rental income on a straight-line basis as of November 30, 2011, which includes the effect of tenant concessions such as free rent, as applicable. For gross leased properties amount is rental income on a straight-line basis as of November 30, 2011, which includes the effect of tenant concessions such as free rent, as applicable, plus operating expense reimbursement revenue less property operating expenses.

(5)	Ownership percentage is 51% of one property and 65% of one property.

(6)	Ownership percentage of three properties is 51% and 100% of the remaining seven properties.

(7)	Ownership percentage of six properties is 51% and 100% of the remaining six properties.

(8)	Includes the September 2010 purchase of a parcel of land with a ground lease which contains a previously purchased CVS pharmacy.

(9)
Property is a parcel of land with a ground lease which contains a building that will be conveyed to the Company at the end of the ground lease. Square footage and number of buildings refers to the building that is constructed on the parcel of land.

(10)
Lease on the property is a gross lease. As such, annualized rental income/NOI for this property is rental income on a straight-line basis as of November 30, 2011, which includes the effect of tenant concessions such as free rent, as applicable, plus operating expense reimbursement revenue less property operating expenses.

(11)	Includes a $12.0 million investment in a joint venture and $17.6 million in investments in the common stock of other real estate investment trusts.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated December 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

Date: December 8, 2011	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors